FORWARD FUNDS

101 California Street, 16th Floor

San Francisco, California 94111

August 11, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)
File Nos.: 033-48940 and 811-06722
Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward Real
Estate Long/Short Fund and Forward Select Income Fund

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a July 24, 2015 supplement to the Prospectuses dated May 1, 2015, for Investor Class, Institutional Class, Class A, Class B, Class C and Advisor Class shares, as applicable, of the Forward EM Corporate Debt Fund, Forward Global Infrastructure Fund, Forward Real Estate Long/Short Fund and Forward Select Income Funds (the “Funds”) (Accession Number: 0001193125-15-262862). The purpose of this filing is to submit the 497(e) filing dated July 24, 2015 in XBRL for the Funds.

If you have any questions regarding this filing, please contact Megan Hadley Koehler, with the Registrant’s service provider, ALPS Fund Services, Inc., at (720) 917-0585 or via email at megan.koehler@alpsinc.com.

Sincerely,

/s/ Robert S. Naka
Robert S. Naka
Secretary and Vice President, Registrant